SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 1999


                          WEBSTER FINANCIAL CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                         0-15213                    06-1187536
--------------------------------------------------------------------------------
(State of other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)



          Webster Plaza,        Waterbury, Connecticut                06702
          -------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (203) 753-2921
                                                     --------------




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

            On December 1, 1999, Webster Financial Corporation ("Webster") entered into an Agreement and Plan of Merger (the " Merger Agreement") by which Webster will acquire MECH Financial, Inc. ("MECH") in a stock-for-stock exchange (the "Merger"). The Merger must be approved by stockholders of MECH and by regulatory authorities, and is subject to various customary closing conditions. In connection with the Agreement, Webster and MECH entered into an Option Agreement (the "Option Agreement") pursuant to which MECH granted Webster an option, exercisable under certain circumstances, to purchase an aggregate of 994,150 newly issued shares of common stock, par value $.01 per share, of MECH at an exercise price of $34.50 per share. The Merger Agreement and the Option Agreement are filed as Exhibits 2.1 and 2.2, respectively, and are incorporated by reference herein.

            Webster issued a press release on December 2, 1999 relating to the signing of the Merger Agreement with MECH. Such press release is filed as
Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

            Exhibit No.        Description
            -----------        -----------

             2.1 Agreement and Plan of Merger by and between Webster Financial Corporation and MECH Financial, Inc. dated as of December 1, 1999.

             2.2 Option Agreement, dated as of December 1, 1999, between MECH Financial, Inc. and Webster Financial Corporation.

             99.1 Press Release of Webster Financial Corporation dated December 2, 1999.






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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WEBSTER FINANCIAL CORPORATION
                                   -----------------------------
                                   (Registrant)


Date:  December 8, 1999            By: /s/ James C. Smith
                                       -----------------------------------------
                                       James C. Smith
                                       Chairman and Chief Executive Officer










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


                                INDEX TO EXHIBITS



Exhibit No.             Description                                                     Page
-----------             -----------                                                     ----

2.1                     Agreement and Plan of Merger by and between Webster
                        Financial Corporation and MECH Financial, Inc. dated as of December 1, 1999.

2.2 Option Agreement, dated as of December 1, 1999, between MECH Financial, Inc. and Webster Financial
                        Corporation.

99.1                    Press Release of Webster Financial Corporation dated
                        December 2, 1999.









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